Exhibit 99.1

Revlon Names Fabian T. Garcia as its President and Chief Executive Officer

NEW YORK--(BUSINESS WIRE)--March 28, 2016--Revlon, Inc. (NYSE:REV) announced today that its Board of Directors elected Fabian T. Garcia as Revlon’s President and Chief Executive Officer, effective April 15, 2016. Fabian was also appointed to serve as a member of Revlon’s Board of Directors, as well as the Board of Revlon’s wholly owned operating subsidiary, Revlon Consumer Products Corporation (“RCPC”).

Over the last 13 years, Fabian has served in a number of leading roles at the Colgate-Palmolive Company, including leading the company’s businesses in Asia-Pacific, Eurasia, Latin America, and most recently, Europe and the Hills Pet Nutrition business. As COO of Global Innovation and Growth, Fabian had responsibility for Colgate-Palmolive’s growth strategy, consumer and customer innovation, and operational productivity strategies and plans. Fabian also led the company's innovation strategy, focusing on new business models, core categories, and emerging business opportunities.

Prior to Colgate-Palmolive, Fabian worked at the Timberland Company managing Timberland’s International operations.

Prior to Timberland, Fabian was President of Chanel in the Asia-Pacific region, responsible for the Chanel Fashion, Fine Jewelry and Watches and Fragrance and Beauty lines in the region, where he drove growth and expansion in to new markets.

Fabian started his career in the Procter & Gamble Company, progressing through assignments of increased responsibility in Marketing and General Management, in Venezuela, the United States, Colombia, Taiwan and Japan. His last assignment in P&G was as President of the Max Factor business in Japan and Asia Pacific.

“I am honored to join Revlon during such an exciting period of renewed growth and innovation,” said Fabian, 56. “Revlon is a true global market leader setting the highest standard for beauty and quality. I look forward to joining this extraordinary team to help continue to drive growth and innovation and to continue to deliver strong results for our customers around the world.”

Commenting on today’s announcement, Ronald O. Perelman, Chairman of Revlon said, "I want to welcome Fabian as Revlon’s President and CEO. Fabian has demonstrated a long track-record of success at Colgate in terms of driving growth and profitability, and in successfully leading and expanding global organizations. He has the global strategic, marketing, sales, financial and operational leadership experience to successfully lead Revlon into the future.”

About Revlon:

Revlon is a global cosmetics, hair color, hair care and hair treatments, beauty tools, men’s grooming products, anti-perspirant deodorants, fragrances, skincare, and other beauty care products company, which operates in three segments, the consumer division (“Consumer”), the professional division (“Professional”) and Other. Revlon’s Consumer segment global brand portfolio includes Revlon® color cosmetics, Almay® color cosmetics, SinfulColors® color cosmetics, Pure Ice® color cosmetics, Revlon ColorSilk® hair color, Revlon® Beauty Tools, Charlie® fragrances, and Mitchum® anti-perspirant deodorants. Revlon’s Professional segment global brand portfolio includes: Revlon Professional®, CND®, including CND’s Shellac® brand 14+ day nail color and Vinylux® weekly nail polish, and American Crew® men’s grooming products. Websites featuring current product and promotional information can be reached at www.revlon.com, www.almay.com, www.mitchum.com, www.revlonprofessional.com, www.americancrew.com and www.cnd.com.

Forward Looking Statements

Statements made in this press release, which are not historical facts, including statements about the Company's plans, strategies, focus, beliefs and expectations, are forward-looking. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this press release. Such forward-looking statements include, without limitation, the Company's following estimates, beliefs, expectations, focus and/or plans: (i) Mr. Garcia’s looking forward to joining the Company’s extraordinary team to help continue to drive growth and innovation and to continue to deliver strong results for our customers around the world; and (ii) Mr. Perelman’s belief that Mr. Garcia has the global strategic, marketing, sales, financial and operational leadership experience to successfully lead Revlon into the future. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the SEC, including, without limitation, our 2015 Annual Report on Form 10-K that we filed with the SEC in February 2016 and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2015 and 2016 (which may be viewed on the SEC's website at http://www.sec.gov or on our website at http://www.revloninc.com), as well as reasons including: unanticipated circumstances or results affecting the Company's future financial performance, including decreased consumer spending in response to weak economic conditions or weakness in the consumption of beauty care products in the Consumer, Professional and/or Other segments; adverse changes in foreign currency exchange rates, foreign currency controls and/or government-mandated pricing controls; decreased sales of the Company's products as a result of increased competitive activities by the Company's competitors and/or decreased performance by third party suppliers; changes in consumer preferences, such as reduced consumer demand for the Company's color cosmetics and other current products, including new product launches; changes in consumer purchasing habits, including with respect to retailer preferences and/or among professional salons; higher than expected restructuring costs and/or acquisition-related integration costs; higher than expected advertising, promotional and/or marketing expenses or lower than expected results from the Company’s advertising, promotional, pricing and/or marketing plans; higher than expected sales returns related to any reduction of space by the Company's customers, product discontinuances or otherwise or decreased sales of the Company’s existing or new products; actions by the Company’s customers, such as inventory management and greater than anticipated space reconfigurations or reductions in display space and/or product discontinuances or a greater than expected impact from pricing, marketing, advertising and/or promotional strategies by the Company's customers; changes in the competitive environment and actions by the Company's competitors, including, among other things, business combinations, technological breakthroughs, implementation of new pricing strategies, new product offerings, increased advertising, promotional and marketing spending and advertising, promotional and/or marketing successes by competitors; and/or difficulties, delays in or less than expected results from the Company’s efforts to grow profitability through intensive innovation and geographical expansion, such as less than effective product development and/or the Company's inability to consummate transactions to expand its geographical presence. Factors other than those listed above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this release.

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